UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2018

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

441 Charmany Drive

Madison, WI  53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the resignation of a member of the Board of Directors (“Board”) of Exact Sciences Corporation (the “Company”) in April, 2018, the Board consisted of four Class I directors, two Class II directors plus a vacancy in Class II, and three Class III directors.

In order to eliminate the existing vacancy on the Board and to achieve a more equal balance of membership among the classes of directors, the Board determined to reduce the size of the Board from ten to nine and to move one of the Company’s current directors from Class I to Class II. Accordingly, on July 26, 2018, Mr. David Thompson resigned from his position as a Class I director, effective as of his appointment as a Class II director.  The Board accepted Mr. Thompson’s resignation, immediately reappointed him as a Class II director with a term set to expire at the 2020 annual meeting of stockholders, eliminated the resulting vacancy in Class I,  and reduced the size of the Board from ten to nine.  Mr. Thompson will continue to serve as the Company’s Lead Independent Director and Chairman of the Corporate Governance & Nominating Committee.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On July 26, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”).  The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on June 15, 2018 (the “2018 Proxy Statement”), are as follows:

The Company’s stockholders elected the three nominees to the Company’s Board of Directors to serve for three year terms as Class III directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non- Votes
Thomas D. Carey	55,273,983	29,654,399	27,736,643
Daniel J. Levangie	54,498,290	30,430,092	27,736,643
Michael S. Wyzga	57,785,983	27,142,399	27,736,643

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2018, with votes cast as follows:

For	Against	Abstain
111,741,470	627,008	296,546

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non- Votes
75,749,523	8,630,897	547,960	27,736,645

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: July 26, 2018	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer